EMPLOYMENT AGREEMENT--BARRY D. LEBLANC

               This Employment Agreement ("Agreement") between Akorn, Inc., a Louisiana corporation (the "Company"), and Barry D. LeBlanc (the "Employee") is dated as of January 1, 1996 (the "Agreement Date").

               WHEREAS, Employee currently is employed by the Company;

               WHEREAS, the Company desires to retain the services of Employee pursuant to the terms of this Agreement and Employee desires to continue in the service of the Company on such terms;

               NOW, THEREFORE, for and in consideration of the continued employment of Employee by the Company and the payment of wages, salary and other compensation to Employee by the Company, the parties hereto agree as follows:


          Section 1.Employment Capacity and Term

               1.1 Capacity and Duties of Employee. The Employee is employed by the Company to render services on behalf of the Company as President and Chief Executive Officer. As the President and Chief Executive Officer, the Employee shall perform such duties as are assigned to the individual holding such title by the Company's Bylaws and such other duties, consistent with the Employee's job title, as may be prescribed from time to time by the Board of Directors of the Company (the "Board").

               1.2 Employment Term. The term of this Agreement (the "Employment Term") shall commence on the Agreement Date and shall continue until and terminate one year after either the Company or the Employee has notified the other of such termination of the Employment Term; and provided, further, that the Employment Term is subject to extension as provided in Section 5.2 and Employee's status as an employee is subject to earlier termination to the extent provided in this Agreement.

               1.3 Devotion to Responsibilities. During the Employment Term, the Employee shall devote all of his business time to the business of the Company and its subsidiaries and affiliated companies, shall use his reasonable best efforts to perform faithfully and efficiently his duties under this Agreement, and shall not engage in or be employed by any other business; provided, however, that nothing contained herein shall prohibit the Employee from (a) serving as a member of the board of directors, board of trustees or the like of any for-profit or non-profit entity that does not compete with the Company, or performing services of any type for any civic or community entity, whether or not the Employee receives compensation therefor, (b) investing his assets in such form or manner as shall require no more than nominal services on the part of the Employee in the operation of the business of or property in which such investment is made, or (c) serving in various capacities with, and attending meetings of, industry or trade groups and associations, as long as the Employee's engaging in any activities permitted by virtue of clauses (a), (b) and (c) above does not materially interfere with the ability of the Employee to perform the services and discharge the responsibilities required of him under this Agreement. Notwithstanding clause (b) above, during the Employment Term, the Employee shall not perform any services for and shall not beneficially own more than 2% of the equity interests of a business organization that competes with the Company or its affiliates. For purposes of this paragraph, "beneficially own" shall have the meaning given to that term in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act").

          Section 2.Compensation and Benefits

               During the Employment Term, the Company shall provide the Employee with the compensation and benefits described below:

               2.1 Salary. A salary ("Base Salary") at the rate of $210,000 per year; provided, however, that Employee's Base Salary shall increase to $225,000 per year if the closing price at which the Company's common stock is traded on the Nasdaq National Market or other exchange on which such stock may be designated for trading, equals or exceeds $4.00 per share for ten or more consecutive trading days and shall increase to $250,000 if such price equals or exceeds $5.50 per share for ten consecutive trading days; and provided, further, that Employee's Base Salary shall increase as of each anniversary of the Agreement Date by a factor equal to the increase in the Consumer Price Index maintained by the United States Department of Labor. Employee's Base Salary shall be payable to the Employee at such intervals as the salaries of other salaried employees of the Company are paid. Any increase in Employee's Base Salary shall take effect for the payroll period next following the date on which the condition to such increase is met.

               2.2  Bonus.  Employee shall  be  eligible  to  receive  such
          bonuses  and  supplementary   compensation   as   the  Board  may
          determine.

               2.3 Benefits. The Company shall provide the Employee and, if applicable, his family members, with the following benefits and perquisites:

                    (a) The Company will continue to provide for Employee's use a new Oldsmobile Ninety-Eight or other equivalent new automobile of his choice, such automobile to be replaced every other year, and to provide or reimburse Employee for all gasoline, maintenance, repairs and insurance for such automobile.

                    (b) All such (i) incentive, savings and retirement plans, practices, policies and programs, (ii) welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accident health and travel accident insurance plans and programs) and (iii) paid vacation and other fringe benefits, plans, practices, policies and programs as are applicable generally to other peer employees of the Company and its affiliated companies.

               2.4 Office and Support Staff. Employee shall be entitled to an office or offices of the size and with furnishings and other appointments, and to personal secretarial and other assistance, at least equal to the those provided to him on the Agreement Date.

               2.5 Expenses. The Employee shall be reimbursed for reasonable out-of-pocket expenses incurred from time to time on behalf of the Company or any subsidiary in the performance of his duties under this Agreement, upon the presentation of such supporting invoices, documents and forms as the Company reasonably requests.

          Section 3.Termination of Employment

               3.1  Death.   The  Employee's  status  as  an employee shall
          terminate immediately and automatically upon the Employee's death during the Employment Term.

               3.2 Disability. The Employee's status as an employee may be terminated for "Disability" as follows:

                    (a) The Employee's status as an employee shall terminate if the Employee has a disability that would entitle him to receive benefits under the Company's long-term disability insurance policy in effect at the time either because he is Totally Disabled or Partially Disabled, as such terms are defined in the Company's policy in effect as of the Agreement Date or as similar terms are defined in any successor policy. Any such termination shall become effective on the first day on which the Employee is eligible to receive payments under such policy (or on the first day that he would be so eligible, if he had applied timely for such payments).

                    (b)  If the Company has no long-term disability plan in
          effect,  the Employee's status as an employee shall terminate  if
          (i) the Employee is rendered incapable because of physical or mental illness of satisfactorily discharging his duties and responsibilities under this Agreement for a period of 90 consecutive days and (ii) a duly qualified physician chosen by the Company and acceptable to the Employee or his legal representative so certifies in writing, the Board shall have the power to determine that the Employee has become disabled. If the Board makes such a determination, the Company shall have the continuing right and option, during the period that such disability continues, and by notice given in the manner provided in this Agreement, to terminate the status of Employee as an employee. Any such termination shall become effective 30 days after such notice of termination is given, unless within such 30-day period, the Employee becomes capable of rendering services of the character contemplated hereby (and a physician chosen by the Company and acceptable to the Employee or his legal representative so certifies in writing) and the Employee in fact resumes such services.

                    (c) The "Disability Effective Date" shall mean the date on which termination of employment becomes effective due to Disability.

               3.3 Cause. The Company may terminate the Employee's status as an employee for Cause. As used herein, termination by the Company of the Employee's status as an employee for "Cause" shall mean termination as a result of (a) the Employee's breach of this Agreement, or (b) the willful engaging by the Employee in gross misconduct injurious to the Company, which in either case is not remedied within 10 days after the Company provides written notice to the Employee of such breach or willful misconduct.

               3.4 Good Reason. The Employee may terminate his status as an employee for Good Reason. As used herein, the term "Good Reason" shall mean:

                    (a) The occurrence of any of the following during the Employment Term:

                         (i) the assignment by the Board or by any authorized person to the Employee of any duties or responsibilities that are inconsistent with the Employee's status, title and position as President and Chief Executive Officer;

                         (ii) any removal of the Employee from, or any failure to reappoint or reelect the Employee to, the position of President and Chief Executive Officer of the Company, except in connection with a termination of Employee's status as an employee as permitted by this Agreement;

                         (iii)the Company's requiring the Employee to be based anywhere other than at or within 50 miles of the Company's headquarters in Abita Springs, Louisiana, except for required travel in the ordinary course of the Company's business;

                    (b) any breach of this Agreement by the Company that continues for a period of 10 days after written notice thereof is given by the Employee to the Company;

                    (c)  the  failure  by  the   Company   to   obtain  the
          assumption of its obligations under this Agreement by any successor or assignee as contemplated by Section 6.1(c); or

                    (d) any purported termination by the Company of the Employee's status as an employee for Cause that is not effected pursuant to a Notice of Termination satisfying the requirements of this Agreement.

               3.5 Voluntary Termination by the Company. Subject to the terms and conditions provided herein, the Company may terminate the Employee's status as an employee during the Employment Term for reasons other than death, Disability or Cause.

               3.6 Voluntary Termination by the Employee. Subject to the terms and conditions provided herein, the Employee may terminate the Employee's status as an employee during the Employment Term for reasons other than Good Reason.

               3.7 Notice of Termination. Any termination by the Company for Disability or Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 6.2. For purposes of this Agreement, a "Notice of Termination" means a written notice that (a) indicates the specific termination provision in this Agreement relied upon, (b) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provisions so indicated and (c) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than 30 days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason, Disability or Cause shall not negate the effect of the notice nor waive any right of the Employee or the Company, respectively, hereunder or preclude the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

               3.8  Date of Termination.  "Date of  Termination"  means (a)
          if Employee's employment is terminated by reason of his death or Disability, the Date of Termination shall be the date of death of Employee or the Disability Effective Date, as the case may be,
          (b) if Employee's employment is terminated by the Company for Cause, or by Employee for Good Reason, the date of delivery of the Notice of Termination or any later date specified therein, (which date shall not be more than 30 days after the giving of such notice) as the case may be, (c) if the Employee's employment is terminated by the Company prior to the end of the Employment Term for reasons other than death, Disability or Cause, the Date of Termination shall be the date on which the Company notifies the Employee of such termination, (d) if the Employee's employment is terminated by the Employee prior to the end of the Employment Term for reasons other than Good Reason, the Date of Termination shall be the date on which the Employee notifies the Company of such termination, and (e) if the Employment Term terminates upon notice by the Company or the Employee as provided for in Section 1.2 or Section 5.2, the Date of Termination shall be the date on which the Employment Term ends.

          Section 4.Obligations Upon Termination

               4.1 Death. If Employee's status as an employee is terminated by reason of Employee's death, this Agreement shall terminate without further obligations to Employee's legal representatives under this Agreement, other than the obligation to make any payments due pursuant to employee benefit plans maintained by the Company or its subsidiaries.

               4.2 Disability. If Employee's status as an employee is terminated by reason of Employee's Disability, this Agreement shall terminate without further obligation to Employee, other than the obligation to make any payments due pursuant to employee benefit plans maintained by the Company or its subsidiaries.

               4.3 Termination by Company for Reasons other than Death, Disability or Cause; Termination by Employee for Good Reason. If the Company terminates the Employee's status as an employee prior to the end of the Employment Term for reasons other than death, Disability or Cause, or the Employee terminates his employment prior to the end of the Employment Term for Good Reason, then

                    (a) within 30 days of the Date of Termination the Company shall pay to the Employee in a lump sum an amount equal to the Employee's Base Salary through the end of the Employment Term had the notice contemplated by Section 1.2 been given as of the Date of Termination; and

                    (b) the amount of any performance-based bonus or options granted to the Employee shall be deemed to be the amount to which the Employee would have been entitled if the budgeted goals or other performance goals applicable thereto had been met but not exceeded and, whether or not the performance goals have been met as of the Date of Termination, such bonus shall be payable within 30 days of the Date of Termination and such options (if not already exercisable) shall become exercisable as of the Date of Termination and shall expire on the date of expiration of the options as provided in the applicable option agreement.

               4.4 Termination for Cause, Without Good Reason or at End of Employment Term. This Agreement shall terminate without further obligation to the Employee other than obligations imposed by law and obligations imposed pursuant to any employee benefit plan maintained by the Company or its subsidiaries (a) if the Employee's status as an Employee is terminated by the Company for Cause or by the Employee for reasons other than Good Reason or
          (b), except as otherwise provided in Section 5.2, at the end of the Employment Term. If the Company or the Employee gives notice of termination of the Employment Term as provided for in Section 1.2, the Company may, at its option, terminate Employee's status as an employee, in which case such termination shall be deemed a termination by the Company without Cause for purposes of all provisions of this Agreement.

               4.5 Resignation as Director. If Employee is a director of the Company and his employment is terminated for any reason other than death, the Employee shall, if requested by the Company, immediately resign as a director of the Company. If such resignation is not received when so requested, the Employee shall forfeit any right to receive any payments pursuant to this Agreement.

               4.6 Accrued Obligations and Other Benefits. Upon termination of employment for any reason the Employee shall be entitled to receive promptly, and in addition to any other benefits specifically provided, (a) the Employee's Base Salary through the Date of Termination to the extent not theretofore paid, (b) any accrued vacation pay, to the extent not theretofore paid, and (c) any other amounts or benefits required to be paid or provided or which the Employee is entitled to receive under any plan, program, policy practice or agreement of the Company.

               4.7 Stock Options. The foregoing benefits are intended to be in addition to the value of any options to acquire Common Stock of the Company the exercisability of which may be accelerated pursuant to the terms of any stock option, incentive or other similar plan heretofore or hereafter adopted by the Company.

          Section 5.Change of Control

               5.1  Definitions.   For  purposes  of  this  Section  5, the
          following terms shall have the meanings indicated below.

                    (a) Company. In the event of any assignment or succession as described in Section 6.1(c), the term "Company" as used in this Agreement shall refer also to such successor or assignee.

                    (b) Change of Control. A Change of Control shall mean the occurrence of any of the following events:

                         (i) the acquisition by any individual, entity or "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership of more than 30% of the outstanding shares of the Company's common stock, no par value per share (the "Common Stock"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

                              (A) any acquisition of Common Stock directly from the Company,

                              (B) any acquisition of Common Stock by the Company,
                              (C) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                              (D) any acquisition of Common Stock by any corporation pursuant to a transaction that complies with clauses
          (A), (B) and (C) of subsection (b)(iii) of this Section 5.1; or

                         (ii) individuals who, as of the Agreement Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Agreement Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

                         (iii)the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in any such case, unless, following such Business Combination,

                              (A)  all   or  substantially   all   of   the
          individuals and entities who were the direct or indirect beneficial owners of the Company's outstanding common stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph
          (A) and paragraphs (B) and (C), shall include a corporation which as a result of such transaction controls the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), and

                              (B) except to the extent that such ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then outstanding voting securities of such corporation, and

                              (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the board of directors of the Company at the time of the initial action of the Board providing for such Business Combination; or

                         (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
                    (c) Affiliate. The term "affiliate" or "affiliated companies" shall mean any company or other entity controlled by, controlling, or under common control with, the Company.

                    (d)  Cause.   After  a  Change  of Control, "Cause," as
          used in this Agreement, shall have the following meaning and not the meaning given in Section 3.3:

                         (i) the willful and continued failure of the Employee to perform substantially the Employee's duties hereunder (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Employee by the Board of the Company which specifically identifies the manner in which the Board believes that the Employee has not substantially performed the Employee's duties, or

                         (ii) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company or its affiliates.

          For purposes of this provision, no act or failure to act, on the part of the Employee, shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Company or its affiliates. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of a senior officer of the Company or based upon the advice of counsel for the Company or its affiliates shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company or its affiliates. The cessation of employment of the Employee shall not be deemed to be for Cause unless and until there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Employee and the Employee is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Employee has engaged in the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

                    (e)  Good  Reason.   After  a Change of Control,  "Good
          Reason," as used in this Agreement, shall have the following meaning and not the meaning given in Section 3.4:

                         (i) Any failure of the Company or its affiliates to provide the Employee with the position, authority, duties and responsibilities at least equivalent in all material respects with the most significant of those held, exercised and assigned at any time during the 120-day period immediately preceding the Change of Control;

                         (ii) The assignment to the Employee of any duties inconsistent in any respect with Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 1.1, or any other action that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied within 10 days after receipt of written notice thereof from the Employee to the Company;

                         (iii)Any failure by the Company or its affiliates to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that is remedied within 10 days after receipt of written notice thereof from the Employee to the Company;

                         (iv) The Company or its affiliates requiring the Employee to be based at any office or location other than as provided in Section 3.4(a)(iii) hereof or requiring the Employee to travel on business to a substantially greater extent than required immediately prior to the Change of Control;

                         (v)  Any purported termination of  the  Employee's
          employment   otherwise   than  as  expressly  permitted  by  this
          Agreement; or

                         (vi) Any failure by the Company to comply with and satisfy Sections 6.1(c) and (d) of this Agreement.

          For purposes of this Section 5, any good faith determination of "Good Reason" made by the Employee shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Employee for any reason during the 30-day period immediately following the first anniversary of the Change of Control shall be deemed to be a termination for Good Reason.

                    (f) Beneficial Ownership. The terms "beneficial ownership," "beneficial owner," "beneficially owns," and similar terms shall have the meanings set forth in Rule 13d-3 under the Exchange Act.

               5.2   Employment Capacity and Term  after Change of Control.
          (a) If a Change of Control occurs during the Employment Term, the Employee's Employment Term (the "Modified Employment Term") shall be extended until and terminate at the close of business on the later to occur of the second anniversary of the Change of Control; or the date one year after the date on which either the Company or the Employee has notified the other of such termination; and provided, further, that Employee's status as an employee is subject to earlier termination to the extent provided in this Agreement.

                    (b) After a Change of Control and during the Modified Employment Term, (i) the Employee's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities in and with respect to the Company shall be at least equivalent in all material respects to the most significant of those held, exercised and assigned at any time during the 120-day period immediately preceding the Change of Control and (ii) the Employee's service shall be performed at the location where the Employee was employed immediately preceding the Change of Control or any office or location less than 50 miles from such location.

               5.3  Compensation   and   Benefits.    During  the  Modified
          Employment Term, in addition to the compensation and benefits described in Section 2, the Employee shall be entitled to the following compensation and benefits:

                    (a) Salary. During the Modified Employment Term, Employee's Base Salary shall be as provided for in Section 2.1.
                    (b) Benefit Plans. During the Modified Employment Term, the Employee and his family, if any, shall be entitled to participate in and receive applicable benefits under all such (i) incentive, savings and retirement plans, practices, policies and programs, (ii) welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental health and travel accident insurance plans and programs) and (iii) paid vacation and other fringe benefits, plans, practices, policies and programs as are applicable generally to other peer employees of the Company and its affiliated companies in effect generally after the Change of Control or, if more favorable to the Employee, as in effect for the Employee at any time during the 120-day period immediately preceding the Change of Control.

                    (c)  Expenses.  During the  Modified  Employment  Term,
          the  Employee  shall  be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect generally after the Change of Control with respect to other peer employees of the Company and its affiliated companies or, if more favorable to the Employee, as in effect for the Employee at any time during the 120-day period immediately preceding the Change of Control.

                    (d) Office and Support Staff. During the Modified Employment Term, the Employee shall be entitled to an office or offices of a size and with furnishings and other appointments, and to personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided generally after the Change of Control with respect to other peer employees of the Company and its affiliated companies or, if more favorable to the Employee, as in effect for the Employee at any time during the 120-day period immediately preceding the Change of Control.

               5.4 Termination of Employment after a Change of Control. After a Change of Control and during the Modified Employment Term, the Employee's status as an employee shall terminate or may be terminated as provided in Section 3 of this Agreement; provided, however, that after a Change of Control and during the Modified Employment Term the terms "Cause" and "Good Reason," as used in Section 3 and elsewhere in this Agreement, shall have the meanings given to them in this Section 5 and not the meanings given to them in Section 3.

               5.5 Obligations of the Company upon Termination after a Change of Control. (a) If, after a Change of Control and prior to the end of the Modified Employment Term, the Company terminates the Employee's employment other than for Cause, death or Disability, or the Employee terminates employment for Good Reason, then

                          (i) within 30 days of the Date of Termination the Company shall pay to the Employee in a lump sum an amount equal to the Employee's Base Salary through the end of the Modified Employment Term had such termination not occurred; and

                         (ii) Employee shall be entitled to the benefits provided in Section 4.3(b) and the amounts, if any, contemplated by Sections 4.6 and 4.7.

                    (b) If, after a Change of Control and prior to the end of the Modified Employment Term, the Employee's employment is terminated (i) for death, (ii) for Disability or (iii) for Cause (as defined in this Section 5), by the Employee for reasons other than Good Reason (as defined in this Section 5) or at the end of the Modified Employment Term, then the Employee shall be entitled to the benefits described in Section 4.1, Section 4.2 or Section 4.4, as the case may be, and shall be entitled to the benefits described in Sections 4.6 and 4.7. If the Company or the Employee gives notice of termination of the Modified Employment Term as provided for in Section 5.2, the Company may, at its option, terminate Employee's status as an Employee, in which case such termination shall be deemed a termination without Cause for purposes of all provisions of this Agreement.

                    (c) The rights and obligations of the Company and Employee contained in Section 4.5 ("Resignation as Director") shall continue to apply after a Change of Control.

               5.6 Certain Additional Payments. If after a Change of Control Employee is subjected to an excise tax as a result of the "excess parachute payment" provisions of section 4999 of the Internal Revenue Code of 1986, as amended, whether by virtue of the benefits of this Agreement or by virtue of any other benefits provided to Employee in connection with a Change of Control pursuant to Company plans, policies or agreements (including the value of any options to acquire Common Stock of the Company the exercisability of which is accelerated pursuant to the terms of any stock option, incentive or similar plan heretofore or hereafter adopted by the Company), the Company shall pay to Employee (whether or not his employment has terminated) such amounts as are necessary to place Employee in the same position after payment of federal income and excise taxes and state and local income taxes as he would have been if such provisions had not been applicable to him.

          Section 6.Miscellaneous

               6.1  Binding Effect.

                    (a) This Agreement shall be binding upon and inure to the benefit of the Company and any of its successors or assigns.

                    (b) This Agreement is personal to the Employee and shall not be assignable by the Employee without the consent of the Company (there being no obligation to give such consent) other than such rights or benefits as are transferred by will or the laws of descent and distribution.

                    (c) The Company shall require any successor to or assignee of (whether direct or indirect, by purchase, merger, consolidation or otherwise) all or substantially all of the assets or businesses of the Company (i) to assume unconditionally and expressly this Agreement and (ii) to agree to perform all of the obligations under this Agreement in the same manner and to the same extent as would have been required of the Company had no assignment or succession occurred, such assumption to be set forth in a writing reasonably satisfactory to the Employee. In the event of any such assignment or succession, the term "Company" as used in this Agreement shall refer also to such successor or assign.

                    (d) The Company shall require all entities that control, or that after the Change of Control will control, directly or indirectly, any such successor or assignee to agree to cause to be performed all of the obligations under this Agreement in the same manner and to the same extent as would have been required of the Company had no assignment or succession occurred, such agreement to be set forth in writing reasonably satisfactory to the Employee.

               6.2 Notices. All notices hereunder must be in writing and shall be deemed to have given upon receipt of delivery by: (a) personal delivery to the designated individual, (b) certified or registered mail, postage prepaid, return receipt requested, (c) a nationally recognized overnight courier service (against a receipt therefor) or (d) facsimile transmission with confirmation of receipt. All such notices must be addressed as follows or such other address as to which any party hereto may have notified the other in writing:

               If to the Company, to:

               Akorn, Inc.
               100 Akorn Drive
               Abita Springs, Louisiana  70420
               Attn:  Chairman of the Board
               Facsimile transmission No. (504) 893-1257

               If to the Employee, to:

               Barry D. LeBlanc
               15 Neron Place
               New Orleans, Louisiana  70118
               Facsimile transmission No. (504) 861-9649

               6.3 Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of Louisiana.

               6.4 Withholding. The Employee agrees that the Company has the right to withhold, from the amounts payable pursuant to this Agreement, all amounts required to be withheld under applicable income and/or employment tax laws, or as otherwise stated in documents granting rights that are affected by this Agreement.

               6.5 Severability. If any term or provision of this Agree-ment or the application thereof to any person or circumstance, shall at any time or to any extent be invalid, illegal or unenforceable in any respect as written, Employee and the Company intend for any court construing this Agreement to modify or limit such provision temporally, spatially or otherwise so as to render it valid and enforceable to the fullest extent allowed by law. Any such provision that is not susceptible of such reformation shall be ignored so as to not affect any other term or provision hereof, and the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

               6.6 Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

               6.7 Remedies Not Exclusive. No remedy specified herein shall be deemed to be such party's exclusive remedy, and accordingly, in addition to all of the rights and remedies provided for in this Agreement, the parties shall have all other rights and remedies provided to them by applicable law, rule or regulation.

               6.8 Company's Reservation of Rights. Employee acknowledges and understands that the Employee serves at the pleasure of the Board and that the Company has the right at any time to terminate Employee's status as an employee of the Company, or to change or diminish his status during the Employment Term, subject to the rights of the Employee to claim the benefits conferred by this Agreement.

               6.9 Survival. Following the Date of Termination, each party shall have the right to enforce all rights, and shall be bound by all obligations, of such party that are continuing rights and obligations under this Agreement.

               6.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the Company and the Employee have caused this Agreement to be executed as of the Agreement Date.

                                        AKORN, INC.



                                        By:  ____________________________
                                                 George S. Ellis, M.D.
                                            Compensation Committee Chairman

                                        EMPLOYEE:



                                               ____________________________
                                                    Barry D. LeBlanc